Exhibit 10.19

GRANT OF SECURITY INTEREST

IN PATENTS AND TRADEMARKS

          THIS GRANT OF SECURITY INTEREST (“Grant”), effected as of July 31, 2007, is executed by INCENTRA SOLUTIONS, INC., a corporation organized under the laws of the State of Nevada (the “Company”) and MANAGEDSTORAGE INTERANTIONAL, INC., a corporation organized under the laws of the State of Delaware (“MI” and together with the Company, the “Grantors” and each, a “Grantor”), in favor of CALLIOPE CAPITAL CORPORATION (the “Secured Party”).

          A. Pursuant to a Securities Purchase Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”) among the Company and the Secured Party, the terms and provisions of which are hereby incorporated herein as if fully set forth herein, the Company and its direct and indirect Subsidiaries have granted a security interest to the Secured Party in consideration of the Secured Party’s agreement to provide financial accommodations to the Company.

          B. Each Grantor (1) has adopted, used and are using the trademarks reflected in the trademark registrations and trademark applications in the United States Patent and Trademark Office more particularly described on Schedule 1 annexed hereto as part hereof (the “Trademarks”), and (2) has registered or applied for registration in the United States Patent and Trademark Office of the patents more particularly described on Schedule 2 annexed hereto as part hereof (the “Patents”).

          C. Each Grantor wishes to confirm its grant to the Secured Party of a security interest in all right, title and interest of such Grantor in and to the Trademarks and Patents, and all proceeds thereof, together with the business as well as the goodwill of the business symbolized by, or related or pertaining to, the Trademarks, and the customer lists and records related to the Trademarks and Patents and all causes of action which may exist by reason of infringement of any of the Trademarks and Patents (collectively, the “T&P Collateral”), to secure the payment, performance and observance of the Obligations (as that term is defined in the Security Agreement).

          NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged:

          1. Each Grantor does hereby further grant to the Secured Party a security interest in the T&P Collateral to secure the full and prompt payment, performance and observance of the Obligations.

          2. Each Grantor agrees to perform, so long as the Security Agreement is in effect, all acts deemed necessary or desirable by the Secured Party to permit and assist it, at such Grantor’s expense, in obtaining and enforcing the Trademarks and Patents in any and all countries. Such acts may include, but are not limited to, execution of documents and assistance or cooperation in legal proceedings. Each Grantor hereby appoints the Secured Party as such Grantor’s attorney-

in-fact to execute and file any and all agreements, instruments, documents and papers as the Secured Party may determine to be necessary or desirable to evidence the Secured Party’s security interest in the Trademarks and Patents or any other element of the T&P Collateral, all acts of such attorney-in-fact being hereby ratified and confirmed.

          3. Each Grantor acknowledges and affirms that the rights and remedies of the Secured Party with respect to the security interest in the T&P Collateral granted hereby are more fully set forth in the Security Agreement and the rights and remedies set forth herein are without prejudice to, and are in addition to, those set forth in the Security Agreement. In the event that any provisions of this Grant are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

          4. Each Grantor hereby authorizes the Secured Party to file all such financing statements or other instruments to the extent required by the Uniform Commercial Code and agrees to execute all such other documents, agreements and instruments as may be required or deemed necessary by the Secured Party, in each case for purposes of affecting or continuing Secured Party’s security interest in the T&P Collateral.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

2

          IN WITNESS WHEREOF, each Grantor and Calliope has caused this instrument to be executed as of the day and year first above written.

INCENTRA SOLUTIONS, INC.
By:

Name: Matthew G. Richman
Title: Senior Vice President. Chief Corporate Development Officer & Treasurer

MANAGEDSTORAGE INTERNATIONAL, INC.

By:

Name: Matthew G Richman
Title: Assistant Secretary

CALLIOPE CAPITAL CORPORATION

By:

Name:
Title:

3

SCHEDULE 1 TO GRANT OF SECURITY INTEREST

REGISTERED TRADEMARKS AND TRADEMARK APPLICATIONS

Trademark	Registration or Application Number	Registration or Application Date	Country

MSI ManagedStorage	2775014	10/21/03	US
MSI ManagedStorage	2777592	10/28/03	US
ManagedStorage International	2757723	8/26/03	US
ManagedStorage International	2757722	8/26/03	US
ManagedStorage International	2739321	7/15/03	US
Gridworks	2838870	5/4/04	US
Gridcomplete	3010115	11/1/05	US
Remotestor	2822979	3/16/04	US
MSI ManagedStorage	2785848	11/25/03	US
Gridwatch	2845385	5/25/04	US
Estorage for Ebusiness	2437730	3/20/01	US

SCHEDULE 2 TO GRANT OF SECURITY INTEREST

PATENTS AND PATENT APPLICATIONS

Patent	Registration or Application Number	Registration or Application Date	Country

Direct Disk Monitor	10/216,941 (application)	8/12/02	USA

STATE OF ____________	)
) ss.:
COUNTY OF __________	)

          On this ____ day of _________, ____, before me personally came ________________________ who, being by me duly sworn, did state as follows: that he is ______________ of Incentra Solutions, Inc., that he is authorized to execute the foregoing Grant on behalf of said corporation and that he did so by authority of the Board of Directors of said corporation.

Notary Public

STATE OF ____________	)
) ss.:
COUNTY OF __________	)

          On this ____ day of _________, ____, before me personally came ________________________ who, being by me duly sworn, did state as follows: that he is ______________ of ManagedStorage International, Inc., that he is authorized to execute the foregoing Grant on behalf of said corporation and that he did so by authority of the Board of Directors of said corporation.

Notary Public

STATE OF ___________	)
) ss
COUNTY OF _________	)

          On this ____ day of _________, ____, before me personally came _____________________________ who, being by me duly sworn, did state as follows: that [s]he is __________________ of Calliope Capital Corporation, that [s]he is authorized to execute the foregoing Grant on behalf of said corporation and that [s]he did so by authority of the Board of Directors of said corporation.

Notary Public